                                                                    Exhibit 10-3


Certificate No. W-1

Number of Shares 750,000


          THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.


                   ________________________________________

                          GOLDEN STAR RESOURCES LTD.

                       WARRANT TO PURCHASE COMMON STOCK

                   ________________________________________

          This certifies that, for good and valuable consideration, Golden Star Resources Ltd., a corporation subsisting under the Canada Business Corporations Act (the "Company"), grants to Elliott Associates, L.P., or its registered assigns (the "Warrantholder"), the right to subscribe for and purchase from the Company 750,000 validly issued, fully paid and nonassessable shares (the "Warrant Shares") of the Company's common shares (the "Common Stock"), at the purchase price per share of US$0.7063 (the "Exercise Price"), at any time and from time to time, prior to 5:00 PM Eastern Time on June 9, 2002 (the "Expiration Date"), all subject to the terms, conditions and adjustments herein set forth.


          1.   Duration and Exercise of Warrant; Limitation
               on Exercise; Payment of Taxes.
               -----------------------------

               1.1  Duration and Exercise of Warrant.  Subject to the terms and
                    --------------------------------
conditions set forth herein, the Warrant may be exercised, in whole or in part, by the Warrantholder by:

                    (a) the surrender of this Warrant to the Company, with a duly executed Exercise Form specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day prior to the Expiration Date; and

                    (b) the delivery of payment to the Company, for the account of the Company, by cash or by certified or bank cashier's check, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America. The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid (or as provided in Section 1.2 below).

               1.2  Exercise By Principal Reduction.
                    -------------------------------

                    In lieu of the payment of the Exercise Price as provided in
Section 1.1(b), the Warrantholder shall have the right (the "Conversion Right") (but not the obligation) to exercise this Warrant, in whole or in part, by delivery of written instructions authorizing a reduction in the outstanding principal amount of indebtedness due to such Warrantholder under the Credit Facility referred to in the Credit Facility Letter dated May 5, 1999 (the "Credit Facility Letter") between the Company and Elliott Associates, L.P. Such reduction in principal shall be deemed a prepayment under the Credit Facility.

               1.3  Warrant Shares Certificate.  A stock certificate or
                    --------------------------
certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within three Business Days after receipt (including facsimile receipt) of the Exercise Form, together with receipt of payment of the purchase price if the Conversion Right is not exercised. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

               1.4  Payment of Taxes.  The issuance of certificates for Warrant
                    ----------------
Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the
                                          --------  -------
Warrantholder shall be required to pay any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrantholder as reflected upon the books of the Company.

               1.5  Divisibility of Warrant; Transfer of Warrant.
                    --------------------------------------------

                    (a) Subject to the provisions of this Section 1.5, this Warrant may be divided into warrants of one thousand shares or multiples thereof (except for any "stub amount"), upon surrender at the principal office of the Company, without charge to any Warrantholder. Upon such division, the Warrants may be transferred of record as the then Warrantholder may specify without charge to such Warrantholder (other than any applicable transfer taxes). In addition, subject to the provisions of Section 2, the Warrantholder shall also have the right to transfer this Warrant in its entirety to any person or entity.

                    (b) Upon surrender of this Warrant to the Company with a duly executed Assignment Form and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants of like tenor in the name of the assignee named in such Assignment Form, and this Warrant shall promptly be canceled. Each Warrantholder agrees that prior to any proposed transfer of this Warrant, such Warrantholder shall give written notice to the Company of such Warrantholder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and, if requested by the Company, shall be accompanied by a written opinion of legal counsel, which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of this Warrant may be effected without registration under the Securities Act. The Warrantholder shall not be entitled to transfer this Warrant, or any part thereof, if such legal opinion is not reasonably acceptable to the Company. The term "Warrant" as used in this Agreement shall be deemed to include any Warrants issued in substitution or exchange for this Warrant.

          2.   Restrictions on Transfer;
               Restrictive Legends.
               -------------------

               2.1  Restrictive Legends.  Except as otherwise permitted by this
                    -------------------
Section 2.1, each Warrant shall (and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant pursuant to Section 1.5 or Section 4 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

               THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

Except as otherwise permitted by this Section 2.1, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE AMERICAN STOCK EXCHANGE OR THE TORONTO STOCK EXCHANGE. A NEW CERTIFICATE, WITHOUT THIS LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY," MAY BE OBTAINED FROM THE COMPANY'S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM REASONABLY SATISFACTORY TO THE COMPANY'S TRANSFER AGENT AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

               Notwithstanding the foregoing, the Warrantholder may require the Company to issue a stock certificate for Warrant Shares without a legend, if either (i) such Warrant Shares have been registered for resale under the Securities Act and sold pursuant to such registration or (ii) the Warrantholder has delivered to the Company an opinion of legal counsel, which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company's counsel, to the effect that such registration is not required with respect to the public offering and sale of such Warrant Shares pursuant to Rule 144(k) or otherwise.

               2.2  Restrictions on Transfer; Registration Rights.
                    ---------------------------------------------

                    (a) No Warrant may be exercised and no Warrant or Warrant Share may be sold, transferred or otherwise disposed of (any such sale, transfer or other disposition, a "sale"), except in compliance with this Section 2.

                    (b) A Warrantholder may exercise this Warrant if it is an "accredited investor" or a "qualified institutional buyer," as defined in Regulation D and Rule 144A under the Securities Act, respectively, and a Warrantholder may sell this Warrant or any Warrant Shares to a transferee that is an "accredited investor" or a "qualified institutional buyer," as such terms are defined in such Regulation and such Rule, respectively, provided that each of the following conditions is satisfied:

                         (i) with respect to any "accredited investor" that is not an institution, such transferee provides certification establishing to the reasonable satisfaction of the Company that it is an "accredited investor";

                         (ii) such transferee represents that it is acquiring the Warrant and/or Warrant Shares for its own account and not with a view to, or for offer or sale in connection with, any distribution thereof within the meaning of the Securities Act that would be in violation of the securities laws of the United States or any applicable state thereof, but subject, nevertheless, to the disposition of its property being at all times within its control; and

                         (iii) such transferee agrees to be bound by the provisions of this Section 2 with respect to any Warrants and Warrant Shares held by it.

                    (c) The provisions of this Section 2.2 shall not apply to any public sale of Warrant Shares in a transaction that is registered under the Securities Act or exempt from such registration under Rule 144.

                    (d) The Warrantholder shall have certain rights pursuant to a registration rights agreement, dated as of June 9, 1999, between the Company and the Warrantholder.

          3.   Issuance and Reservation of Shares; Approval Process.
               ----------------------------------------------------

               3.1  The Company covenants and agrees as follows:

                    (a) all Warrant Shares which are issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid, and nonassessable, not subject to any preemptive rights, and free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issue thereof, other than taxes with respect to any transfer occurring contemporaneously with such issue; and

                    (b) during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

               3.2 The Company represents and warrants that the Toronto Stock Exchange ("TSE") has either approved or waived the approval process for the issuance of the Warrants and the listing of the Warrant Shares issuable upon the exercise of the Warrants, subject to the delivery to the TSE of a notice of issuance of the American Stock Exchange with respect to the Warrant Shares (the "Notice") and the payment of listing fees as required by the TSE. The Company covenants and agrees to fulfill all the requirements of the TSE with respect to the Warrants and the Warrant Shares, including, without limitation, the prompt delivery to the TSE of the Notice, except to the extent waived by the TSE.

          4.   Loss or Destruction of Warrant.
               ------------------------------

          Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company promptly (but not later than in two days) will execute and deliver a new Warrant of like tenor.

          5.   Ownership of Warrant.
               --------------------

          The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

          6.   Certain Adjustments.
               -------------------

               6.1 The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

                    (a)  Stock Dividends.  If at any time after the date of the
                         ---------------
issuance of this Warrant (i) the Company shall fix a record date for the issuance of any stock dividend or distribution payable in shares of Common Stock or securities or rights convertible or exchangeable into Common Stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or distribution (or on the dividend distribution date if no record date is set) or immediately after the effective date of subdivision or split-up, as the case may be, the number of shares to be delivered upon exercise of this Warrant will be increased so that the Warrantholder will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned (or been entitled to receive in the case of convertible or exchangeable securities) immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (h).

                    (b)  Combination of Stock.  If the number of shares of
                         --------------------
Common Stock outstanding at any time after the date of the issuance of this Warrant shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be decreased so that the Warrantholder thereafter will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (h).

                    (c)  Reorganization, etc.  If any capital reorganization of
                         --------------------
the Company, any reclassification of the Common Stock, any consolidation of the Company with or merger of the Company with or into any other person, or any sale or lease or other transfer of all or substantially all of the assets of the Company to any other person, shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by the Company or another person) with respect to or in exchange for Common Stock, then, upon exercise of this Warrant, the Warrantholder shall have the right to receive the kind and amount of stock, other securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that such Warrantholder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such reorganization, reclassification, consolidation, merger or sale, lease or other transfer.

                    (d)  Distributions to All Holders of Common Stock.  If the
                         --------------------------------------------
Company shall, at any time after the date of issuance of this Warrant, fix a record date to distribute (or distribute without a record date) to all holders of its Common Stock, any shares of capital stock of the Company (other than Common Stock) or evidences of its indebtedness or assets (not including cash dividends paid from retained earnings of the Company after the Credit Facility has been paid off) or rights or warrants to subscribe for or purchase any of its securities or securities issued in connection with a spin-off, then the Warrantholder shall be entitled to receive, upon exercise of the Warrant, on a pro rata basis, that portion of such distribution to which it would have been entitled had the Warrantholder exercised its Warrant immediately prior to the date of such distribution. At the time it fixes the record date for such distribution (or prior to any distribution if no record date is fixed), the Company shall allocate sufficient reserves to ensure the timely and full performance of the provisions of this Section 6.1(d). The Company shall promptly (but in any case no later than five Business Days prior to the record date of such distribution) mail by first class, postage prepaid, to the Warrantholder, notice that such distribution will take place.

                    (e)  Stock and Rights Offering at Less than Exercise Price.
                         -----------------------------------------------------
If (i) within six months of the date of issuance of this Warrant or (ii) at any time more than US$1 million is outstanding under the Credit Facility referred to in the Credit Facility Letter, the Company shall issue any of its Common Stock and/or securities, rights and/or warrants entitling the holders thereof to subscribe for or purchase Common Stock (or securities convertible or exercisable for Common Stock), individually or as a unit, in any such case, at a discrete or implied (in the case of a unit) price per share of Common Stock (or having a conversion or exercise price per share of Common Stock) that is less than 95% of the Exercise Price on the date of such issuance then, at the Warrantholder's option, immediately after the date of such issuance, the Exercise Price will be reset to a price equal to the discrete or implied (in the case of a unit) issuance price per share of such Common Stock; provided, however, if regulatory conditions
                                --------  -------
imposed upon any such reset, including upon any reduction in the reset or a shortening of the exercise period, renders the reset unsatisfactory to the Warrantholder, the Warrantholder may instead elect to receive in lieu thereof
(i) cash in an amount equal to the number of Warrant Shares covered hereby multiplied by the excess of the actual Exercise Price over the intended reset Exercise Price, or (ii) if regulatory approval of such cash payment is denied, such other consideration as will afford the Warrantholder value which is reasonably equivalent to such reset. Notwithstanding the foregoing, such reset right shall not be triggered by any issuance or issuances of up to 1% in the aggregate of the outstanding Common Stock pursuant to any director, officer and employee stock option or stock bonus plans.

                    (f)  Fractional Shares.  No fractional shares of Common
                         -----------------
Stock or scrip shall be issued to any Warrantholder in connection with the exercise of this Warrant. Instead of any fractional shares of Common Stock that would otherwise be issuable to such Warrantholder, the Company will pay to such Warrantholder a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then current Fair Market Value per share of Common Stock.

                    (g)  Carryover.  Notwithstanding any other provision of this
                         ---------
Section 6, no adjustment shall be made to the number of shares of Common Stock to be delivered to the Warrantholder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares to be so delivered hereunder, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered.

                    (h)  Exercise Price Adjustment.  Whenever the number of
                         -------------------------
Warrant Shares purchasable upon the exercise of this Warrant is adjusted pursuant to Sections 6.1(a) through (d) herein, the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

               6.2  Rights Offering.  In the event the Company shall effect an
                    ---------------
offering of Common Stock pro rata among its stockholders, the Warrantholder shall be entitled to elect to participate in each and every such offering as if this Warrant had been exercised immediately prior to each such offering. The Company shall promptly (but in any case no later than seven Business Days prior to such rights offering) mail by first class, postage prepaid, to the Warrantholder, notice that such rights offering will take place together with all documents and information relating to the terms of the offering. Except as set forth in Section 6.1(e) hereof, the Company shall not be required to make any adjustment with respect to the issuance of shares of Common Stock pursuant to a rights offering in which the holder hereof has been entitled to elect to participate under the provisions of this Section 6.2.

               6.3  Notice of Adjustments. Whenever the number of Warrant Shares
                    ---------------------
or the Exercise Price of such Warrant Shares is to be adjusted, as herein provided, the Company shall, at least 10 Business Days prior to such adjustment, mail by first class, postage prepaid, to the Warrantholder, notice of such adjustment or adjustments and a certificate of a firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company (who shall be appointed at the Company's expense and who may be the independent public accountants regularly employed by the Company) setting forth the number of Warrant Shares and the Exercise Price of such Warrant Shares after such adjustment, a detailed statement of the facts requiring such adjustment, and the computation by which such adjustment was made.

               6.4  Notice of Extraordinary Corporate Events.
                    ----------------------------------------

               In case the Company after the date hereof shall propose to (i) distribute any dividend (whether stock or cash or otherwise) to the holders of shares of Common Stock or to make any other distribution to the holders of shares of Common Stock, (ii) offer to the holders of shares of Common Stock rights to subscribe for or purchase any additional shares of any class of stock or any other rights or options, or (iii) effect any reclassification of the Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock), any capital reorganization, any consolidation or merger, any sale, transfer or other disposition of all or substantially all of its property, assets and business, or the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall mail to each Warrantholder notice of such proposed action, which notice shall specify the date on which (a) the books of the Company shall close, or (b) a record shall be taken for determining the holders of Common Stock entitled to receive such stock dividends or other distribution or such rights or options, or
(c) such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date, if any, as of which it is expected that holders of record of Common Stock shall be entitled to receive securities or other property deliverable upon such action. Such notice shall be mailed in the case of any action covered by clause (i) or (ii) above at least ten days prior to the record date for determining holders of Common Stock for purposes of receiving such payment or offer, or in the case of any action covered by clause (iii) above at least 30 days prior to the date upon which such action takes place and at least 20 days prior to any record date to determine holders of Common Stock entitled to receive such securities or other property.

               6.5  Effect of Failure to Notify.  Failure to file any
                    ---------------------------
certificate or notice or to mail any notice, or any defect in any certificate or notice, pursuant to Sections 6.3 and 6.4 shall not affect the necessity of the adjustment to the Exercise Price, the calculation of the number of shares purchasable upon exercise of this Warrant, or the legality or validity of any transaction giving rise thereto, without prejudicing the Warrantholder's rights to seek damages for such failure.

               6.6  Other Dilutive Events.  In case any event shall occur as to
                    ---------------------
which the provisions of Section 6.1 are not strictly applicable, but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such section, then, in each such case, the Company shall appoint a firm of independent public accountants of recognized national standing (other than the independent public accountants regularly employed by the Company) to issue a report which shall determine the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 6.1, necessary to preserve without dilution the purchase rights represented by this Warrant. Upon receipt of such report, the Company will promptly mail a copy thereof to the Warrantholder and shall make the adjustments described therein.

          7.   Optional Redemption of Warrants by Company.
               ------------------------------------------

               7.1  Optional Redemption; Trigger Price.
                    -----------------------------------

                    (a) If at any time on or after (i) the date which is the later of the first anniversary of the date of issuance of this Warrant or one year after the most recent Exercise Price reset as contemplated by Section 6.1(e) hereof, and (ii) the date which is the later of the second anniversary of the date of issuance of this Warrant or two years after the most recent Exercise Price reset, the last sales price of the Common Stock for 30 consecutive trading days on the principal national securities exchange on which the Company's Common Stock is then listed or admitted for trading is greater than the Trigger Price, in each such case the Company shall be entitled, subject to the terms of this
Section 7, at its option to redeem, in whole or in part, this Warrant to the extent of the right to subscribe for and purchase up to 50% of the Warrant Shares issuable upon exercise of the Warrant originally issued, subject to adjustment as provided herein, at no charge to the Company.

                    (b) For purposes of this Section 7.1, "Trigger Price" shall mean (i) 200% of the Exercise Price, as adjusted, in the case of clause (a)(i) of this Section 7.1, and (ii) 250% of the Exercise Price, as adjusted, in the case of clause (a)(ii) of this Section 7.1.

               7.2  Notice.
                    ------

                    (a) Notice of any redemption hereunder shall be given by the Company to the Warrantholder not less than 30 days prior to the date scheduled for such redemption (the "Call Date") but no more than 60 days prior to the Call Date. The Warrantholder shall continue to have the right to exercise any Warrant called for redemption until 5 P.M. Eastern Time on the Business Day immediately preceding the Call Date and the Warrant shall continue to be subject to adjustment until such exercise or redemption. If and to the extent that Warrants so called for redemption are not exercised prior to the Call Date, the Company shall pay to the Warrantholder the applicable redemption price for the Warrant called for redemption hereunder, subject to adjustment as provided herein, upon surrender by such Warrantholder of the applicable Warrant certificates.

                    (b) Notice of any redemption shall set forth (i) the Call Date, (ii) the Warrant or portion thereof to which such redemption applies and
(iii) the applicable redemption price.

          8.   Amendments.  Any provision of this Warrant may be amended and the
               ----------
observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Warrantholder. Any amendment or waiver effected in accordance with this Section 8 shall be binding upon such Warrantholder and the Company.

          9.   Definitions.
               -----------

          As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

          Assignment Form:  an Assignment Form in the form annexed hereto as
          ---------------
Exhibit B.

          Business Day:  any day other than a Saturday, Sunday or a day on which
          ------------
national banks are authorized by law to close in the City of New York, State of New York.

          Common Stock:  the meaning specified on the cover of this Warrant.
          ------------

          Company:  the meaning specified on the cover of this Warrant.
          -------

          Exercise Form:  an Exercise Form in the form annexed hereto as Exhibit
          -------------
A.

          Exercise Price:  the meaning specified on the cover of this Warrant.
          --------------

          Expiration Date:  the meaning specified on the cover of this Warrant.
          ---------------

          Fair Market Value: Fair Market Value of a share of Common Stock
          -----------------
(including any Warrant Share) as of a particular date (the "Determination Date") shall mean:

          (i) If the Common Stock is listed on any U.S. national securities exchange or the TSE, then the Fair Market Value shall be the average of the last ten "daily sales prices" of the Common Stock on the principal U.S. national securities exchange on which the Common Stock is listed or admitted for trading (or, if not, the TSE) on the last ten Business Days prior to the Determination Date, or if not listed or traded on any such exchanges, then the Fair Market Value shall be the average of the last ten "daily sales prices" of the Common Stock on the National Market (the "National Market") of the National Association of Securities Dealers Automated Quotations System ("Nasdaq") on the last ten Business Days prior to the Determination Date. The "daily sales price" shall be the closing price of the Common Stock at the end of each day; or

          (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges or if no such sale is made on at least nine of such days, then the Fair Market Value shall be the fair value as reasonably determined in good faith by an independent, nationally-recognized (U.S.) investment banking firm reasonably acceptable to the Warrantholder.

          Securities Act:  the meaning specified on the cover of this Warrant,
          --------------
or any similar U.S. Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act, shall include a reference to the comparable section, if any, of any such similar Federal statute.

          Warrantholder:  the meaning specified on the cover of this Warrant.
          -------------

          Warrant Shares:  the meaning specified on the cover of this Warrant.
          --------------

          10.  Miscellaneous.
               -------------

               10.1  Entire Agreement.  This Warrant constitutes the entire
                     ----------------
agreement between the Company and the Warrantholder with respect to the Warrants.

               10.2  Binding Effects; Benefits.  This Warrant shall inure to the
                     -------------------------
benefit of and shall be binding upon the Company and the Warrantholder and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

               10.3  Section and Other Headings.  The section and other headings
                     --------------------------
contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

               10.4  Pronouns.  All pronouns and any variations thereof refer to
                     --------
the masculine, feminine or neuter, singular or plural, as the context may require.

               10.5  Notices.  All notices and other communications required or
                     -------
permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by facsimile (with a copy also sent by regular mail or overnight courier) or by recognized overnight courier or by United States certified mail, postage prepaid, return receipt requested, to the parties hereto at the following addresses or to such other address as any party hereto shall hereafter specify by notice to the other party hereto:

                     (a)  if to the Company, addressed to:

                          Golden Star Resources Ltd.
                          1660 Lincoln Street, Suite 3000
                          Denver, Colorado  80264-3001
                          Facsimile:  (303) 830-9094
                          Attention:  General Counsel

                     with a copy to:

                          Paul, Weiss, Rifkind, Wharton & Garrison
                          1285 Avenue of the Americas
                          New York, New York 10019
                          Facsimile:  (212) 757-3990
                          Attention:  Edwin S. Maynard

                     (b)  if to the Warrantholder, addressed to:

                          Elliott Associates, L.P.
                          712 Fifth Avenue, 36th Floor
                          New York, New York 10019
                          Facsimile: (212) 974-2092
                          Attention: Sam Perlman

                     with a copy to:

                          Kleinberg, Kaplan, Wolff & Cohen, P.C.
                          551 Fifth Avenue
                          New York, New York 10176
                          Facsimile:  (212) 986-8866
                          Attention:  Martin D. Sklar

Except as otherwise provided herein, all such notices and communications shall be deemed to have been received on the date of delivery thereof, if delivered personally, or on the third Business Day after the mailing thereof.

               10.6  Separability.  Any term or provision of this Warrant which
                     ------------
is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

               10.7  Governing Law.  This Warrant shall be deemed to be a
                     -------------
contract made under the laws of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to such agreements made and to be performed entirely within such State.

               10.8  No Rights or Liabilities as Stockholder. Nothing contained
                     ---------------------------------------
in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                              GOLDEN STAR RESOURCES LTD.



                              By: /s/ James E. Askew
                                  ------------------
                                  President and C.E.O.


Dated: June 9, 1999

                                                            Exhibit A
                                                            ---------

                                 EXERCISE FORM
                                 -------------

                (To be executed upon exercise of this Warrant)

          The undersigned hereby irrevocably (provided that the Warrant Shares are timely delivered) elects to exercise the right, represented by this Warrant, to purchase __________ of the Warrant Shares and (check one):

          herewith tenders payment for such Warrant Shares to the order of Golden Star Resources Ltd. ("GSR") in the amount of $__________; or

          hereby directs and authorizes a reduction of the outstanding amount of indebtedness due the undersigned under the Note issued in connection with the Credit Facility in the amount of $___________, in order to exercise the Conversion Right (as defined in Section 1.2 of the Warrant).

          In either case, the undersigned will deliver the Warrant covering the Warrant Shares being exercised hereunder to GSR in accordance with the terms of this Warrant. The undersigned requests that a certificate for such Warrant Shares be registered in the name of ________________ and that such certificates be delivered to _____________ ________________ whose address is
________________________________________
__________________________________________________________.

Dated:_____________


                         Signature________________________________________


                                  ________________________________________
                                                (Print Name)

                                  ________________________________________
                                               (Street Address)

                                  ________________________________________
                                  (City)  (State)  (Zip Code)


Signed in the Presence of:

                                                            Exhibit B
                                                            ---------


                              FORM OF ASSIGNMENT
                              ------------------

              (To be executed only upon transfer of this Warrant)

          For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ______________________ the right represented by such Warrant to purchase ________________ common shares of Golden Star Resources Ltd. to which such Warrant relates and all other rights of the Warrantholder under the within Warrant (to the extent of such shares), and appoints ______________________ Attorney to make such transfer on the books of Golden Star Resources Ltd. maintained for such purpose, with full power of substitution in the premises.


Dated:______________


                         Signature________________________________________


                                  ________________________________________
                                              (Print Name)

                                  ________________________________________
                                             (Street Address)

                                  ________________________________________
                                  (City)  (State)  (Zip Code)


Signed in the Presence of: